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                                                                  EXHIBIT 99.17A


                                                   PLEASE VOTE YOUR PROXY TODAY!

                                                         YOUR VOTE IS IMPORTANT!

                                                    PLEASE SIGN, DATE AND RETURN
                                                        PROMPTLY IN THE ENCLOSED
                                                          POSTAGE PAID ENVELOPE.

                                 FORM OF PROXY

           Please fold and detach card at perforation before mailing.


PROXY                    SCUDDER ZERO COUPON 2000 FUND                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 15, 1998


    The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston Massachusetts 02110, on Tuesday, December 15, 1998 at 11:00 a.m., eastern time, and at any adjournments thereof.



                                       Dated:



                                      -----------------------------------------,
                                       1998



                                       PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                       APPEAR. WHEN SIGNING AS ATTORNEY,
                                       EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                       GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                       SUCH.


                                       -----------------------------------------

                                              (SIGNATURE OF SHAREHOLDER)


    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.


    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR each item.

1. To approve an Agreement and Plan of Reorganization for the Fund;

  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN

3. To approve the revision of the Fund's fundamental lending policy.

  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                           (continued opposite side)